UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2020
CAVCO INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 North Central Avenue, Suite 1200
Phoenix	Arizona	85012
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	CVCO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Retirement of Larry Keener

On January 28, 2020, Larry Keener informed Cavco Industries, Inc., a Delaware corporation (the "Company"), that he will retire from his role as President of the Company’s subsidiary, Palm Harbor Villages, Inc. ("PHV"), effective March 28, 2020 (the "Retirement Date"). The Company’s Compensation Committee and Board of Directors (the "Board") recommended and approved the immediate vesting of all of Mr. Keener’s outstanding stock options upon the Retirement Date as well as an extension of one (1) year from his Retirement Date to exercise all vested stock options.

Promotion of Matt Niño

On February 3, 2020, the Board appointed Matt Niño, age 52, as President, Retail of the Company effective March 29, 2020. In this role, he will lead the Company’s manufactured housing retail operations.

Mr. Niño has served as Executive Vice President of PHV since 2010 and in a similar role with Palm Harbor Homes, Inc. ("PHH"), since January 2003. Mr. Niño joined PHH in 1997 as a Retail Sales Consultant and held various positions of increasing responsibility throughout his tenure with PHH. Prior to joining PHH, Mr. Niño spent seven years with the Pacesetter Corp. as a Sales Manager. Mr. Niño has over thirty years of retail experience.

There are no arrangements or understandings between Mr. Niño and any other person. The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Effective March 29, 2020, Mr. Niño will earn an annual salary of $200,000.

Commencing fiscal year 2021 ("FY 2021"), Mr. Niño will be eligible to participate in a fiscal year incentive compensation plan consisting of the following: (i) 5% of the Company’s retail group earnings paid quarterly following the filing of the Company’s results and earnings for each FY 2021 quarter; (ii) $50,000 target bonus to be paid pursuant to the Company’s business unit earnings; and (iii) a $50,000 discretionary cash bonus paid on individual performance.

Starting in FY 2021, subject to Board approval, Mr. Niño will participate in the Company’s fiscal year equity compensation program as follows: (i) $50,000 of target time-vested options paid upon Company performance; and (ii) $50,000 of performance-based restricted stock units ("RSUs") at target, as part of the FY 2021 through FY 2023 equity program.

A press release announcing Mr. Keener’s retirement and Mr. Niño’s promotion is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Mickey R. Dragash
Mickey R. Dragash
Executive Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

Date:	February 3, 2020